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United States of America
Federal Communications Commission

RADIO STATION AUTHORIZATION
Commercial Mobile Radio Services Personal Communications
Service - Broadband
Call Sign:    KNLF31 0
21st CENTURY TELESIS JOINT VENTURE
    ATTN: PHILIP J. CHASMAR  Market:   B043
    4665 MACARTHUR COURT SUITE IOOC      BINGHAMTON,  NY
NEWPORT BEACH, CA 92660
Channel Block: C
File Number:  00468-CW-L-96



The licensee hereof is authorized, for the period indicated, to construct and operate radio transmitting facilities in accordance with the terms and conditions hereinafter described.
This authorization is subject to the provisions of the Communications Act of 1934, as amended, subsequent Acts of Congress, international treaties and agreements to which the
United States is a signatory, and all pertinent rules and regulations of the Federal
Communications Commission, contained in the Title 47 of the U.S. Code of
Federal
Regulations.
    Initial Grant Date  September 17, 1996
    Five-year Build Out Date September 17, 2001
    Expiration Date     September 17, 2006


CONDITIONS.
Pursuant to Section 309(h) of the Communications Act of 1934, as amended, (47 U.S.C. Sec.
309(h)), this license is subject to the following conditions: This license does not vest in the licensee any right to operate a station nor any right in the use of frequencies beyond the term thereof nor in any other manner than authorized herein. Neither this license nor the right granted thereunder shall be assigned or otherwise transferred in violation of the
Communications Act of 1934, as amended (47 U.S.C. Sec. 151, et seq.). This license is subject in terms to the right of use or control conferred by Section 706 of the Communications Act of 1934, as amended
(47 U.S.C. Sec. 606).
Conditions continued on Page 2.

WAIVERS:
No waivers associated with this authorization.
Issue Date: November 18, 1996 FCC Form 463a
CONDITIONS:
This authorization is subject to the condition that, in the event that systems using the same frequencies as granted herein are authorized in an adjacent foreign territory
(Canada/United States), future coordination of any base station transmitters within 72 km
(45 miles) of the United States/Canada border shall be required to eliminate any harmful interference to operations in the adjacent foreign territory and to ensure continuance of equal access to the frequencies by both countries.
This authorization is conditioned upon the full and timely payment of all monies due pursuant to Sections 1.2110 and 24.711 of the Commission's Rules and the terms of the
Commission's installment plan as set forth in the Note and Security Agreement executed by the licensee. Failure to comply with this condition will result in the automatic cancellation of this authorization.
(Broadband Personal Communications Service, C Block): Auction Event No.5)
US $6,212,028.38 Washington, D.C.
License No. :PBBO43C
September 17, 1996

FOR VALUE RECEIVED, the undersigned, 21st Century Telesis Joint Venture, a Delaware General
Partnership ("Maker"), promises to pay to the order of the FEDERAL
COMMUNICATIONS
COMMISSION, an independent regulatory agency of the United States ("Payee" or "Commission"), the principal sum of 6,212,028.38 DOLLARS ("Principal Amount"), together with accrued interest, computed at the annual rate of seven percent (7.00%) per annum, ("Annual Rate") on the unpaid Principal Amount hereof, from the date of this Note until the date the entire
Principal Amount has been paid in full.
Interest and principal shall be payable as set forth below and in accordance with Schedule A attached hereto and made a part hereof:
Interest only, at the Annual Rate from the date hereof until the last day of the month ninety (90) days hence, shall be due and payable on December 31, 1996 in the amount of
$125,091.53. Commencing December 31, 1996, Maker shall pay interest only at the Annual
Rate, in equal consecutive quarterly installments of $108,710.50, due on the last day of the month and every ninety (90) days thereafter from December 31, 1996 through September 30,
2002.
Commencing December 31, 2002, Maker shall pay principal and interest in equal quarterly installments of $448,505.82, due on the last day of each month ninety (90) days hence through and including June 30, 2006.
The entire unpaid Principal Amount, together with accrued and unpaid interest thereon, and all remaining obligations of Maker hereunder, shall be due and payable on September 17, 2006
("Maturity Date").
All interest shall be computed on the basis of a 360-day year for actual days elapsed.
All payments to be made hereunder, of principal, interest, costs, expenses, or other sums due hereunder, shall be made to the holder of this Note in lawful money of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts, free and clear and without reduction by reason of any present or future income, stamp or other taxes, levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever, including interest thereon or penalties with respect thereto, if any imposed, assessed, levied or collected by any political subdivision or taxing authority thereof or therein, on or in respect of this Note or the obligations it evidences. All payments shall be made during normal business hours at the Commission's designated lockbox location as set forth from time to tnne in the Commission's then-applicable orders and regulations and/or public notices.
This Note is secured by, and entitled to the benefits of, a Security Agreement (the
"Security Agreement") of even date between Maker and Payee. All the terms, covenants, conditions and agreements contained in the Security Agreement are hereby incorporated herein and made part of this Note to the same extent and effect as if fully set forth herein. It is expressly understood by Maker that all of the terms of the Security Agreement apply to this
Note and that reference in the Security Agreement to "this Agreement" includes both the
Security Agreement and this Note.
IT IS HEREBY EXPRESSLY AGREED THAT TIME IS OF THE ESSENCE FOR THE PERFORMANCE OF ALL TERMS
AND CONDITIONS UNDER THIS NOTE AND THE SECURITY AGREEMENT.
A default under this Note ("Event of Default") shall occur upon any or all of the following:
a. non-payment by Maker of any Principal or Interest on the due date as specified hereinabove if the Maker remains delinquent for more than 90 days and
(1) Maker has not submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission; or
 (2) Maker has submitted a request, in writing, for a grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission, and following the expiration of the grant of such grace period or extension or upon denial of such a request for a grace period or extension, Maker has not resumed payments of Interest and Principal in accordance with the terms of this Note;

or;
b. failure by Maker to comply with any other condition for holding the above referenced license (as defined in the Security Agreement) as set forth in the license or in the Communications Act of 1934, as amended, or the then-applicable orders and regulations of the Commission; or
c. violation by Maker of any other covenant or term of this Note or the Security
Agreement.

Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, and
Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment. Upon a default under this Note, the unpaid Principal Amount, plus all unpaid interest accrued thereon, together with any late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, shall become immediately due and payable. The Maker hereby acknowledges that the Commission has issued
Maker the above referenced license pursuant to the Communications Act of 1934, as amended, that is conditioned upon full and timely payment of financial obligations under the
Commission's installment payment plan, as set forth in the then-applicable orders and regulations of the Commission, as amended, and that the sanctions and enforcement authority of the Commission shall remain applicable in the event of a failure to comply with the terms and conditions of the license, regardless of the enforceability of this Note or the Security
Agreement.
No delay or omission on the part of Payee in exercising any right under this Note, the
Security Agreement, or any other instrument securing this Note, shall operate as a waiver of such right or of any other right of Payee, nor shall any waiver by Payee of any such right or rights on any one occasion be deemed a bar to or waiver of the same right or rights on any future occasion.
The Maker is liable for all costs of collection or enforcement of the Payee's rights under this Note or under the Security Agreement or under any other instrument now or hereafter executed by Maker in favor of Payee which in any manner evidences or constitutes additional security for this Note, including reasonable attorneys' fees, whether suit is brought or not, and all such costs shall be paid by the Maker on demand, and whether or not such collection or enforcement occurs in any bankruptcy, reorganization, receivership or other proceedings involving creditors' rights or involving a claim under this Note or any of the other loan documents.
Maker, all endorsers and guarantors hereof and any other party who may become liable for all or any part of the obligation evidenced hereby, waive presentment for payment, notice or dishonor, protest and notice of protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement of this Note.
Maker may prepay all or any part of the Principal Amount without premium or penalty upon ten
(10) days' prior written notice to Payee, given in the manner provided in the Security
Agreement.
Partial prepayments shall not postpone or reduce regular payments to be made hereunder. All such prepayments shall be applicable first to the payment of late charges, if any, costs and expenses, and administrative penalties due hereunder, then to accrued and unpaid interest, then to that portion of the unpaid Principal Amount due on the Maturity Date and then, if applicable, to any unpaid installments of principal in the inverse order of installment maturities. The Payee may require that any partial prepayments be made on the dates installments of principal and interest are due hereunder.
Anything to the contrary notwithstanding, Payee shall not charge, take or receive, and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the Principal
Amount in excess of the maximum rate permitted by applicable law. If by reason of the acceleration of the unpaid Principal Amount or otherwise, interest in excess of the highest legal contract rate permitted by applicable law shall at any time be paid, any such excess shall constitute and be treated as a payment of outstanding principal hereunder and shall operate to reduce such outstanding Principal
Amount.
ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE,
THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING
OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY MAY
ONLY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR
THE DISTRICT OF COLUMBIA, AND, BY EXECUTION AND DELIVERY OF
THIS NOTE AND SECURITY AGREEMENT, THE MAKER HEREBY
ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY GENERALLY
AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID
COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WMVE ANY
OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO
THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON
CONVENlENS , WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE
TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN THE
DISTRICT OF COLUMBIA.

THE MAKER IRREVOCABLY CONSENTS TO THE SERVICE OF
PROCESS OF THE AFOREMENTIONED COURT IN ANY SUCH ACTION OR
PROCEEDING BY THE MAILING OF A COPY THEREOF BY CERTIFIED
MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE
MAKER AT ITS ADDRESS PROVIDED HEREIN. SUCH SERVICE SHALL
BE DEEMED TO HAVE OCCURRED ON THE THIRD DAY AFTER SUCH
MAILING. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT
OF PAYEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED
BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE
PROCEED AGAINST THE MAKER IN ANY OTHER JURISDICTION.

EACH OF THE PARTIES HERETO HEREBY KNOWINGLY,
WILLINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND
INTENTIONALLY FOREVER WAIVES ANY RIGHT IT MAY HAVE TO
TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR
ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE
SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR
SECURING THE DEBT TRANSACTION EVIDENCED HEREBY, ANY
COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL
OR WRITTEN) OR ACTION OF ANY PERSON OR ANY EXERCISE BY ANY
PARTY OF THEIR RESPECTIVE RIGHTS UNDER THIS TRANSACTION,
DOCUMENT OR ANY RELATED DOCUMENT OR IN ANY WAY RELATING
TO THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY
ACTION TO RESCIND OR CANCEL THIS TRANSACTION OR ANY
CLAIMS OR DEFENSES ASSERTING THAT THIS TRANSACTION, IN
WHOLE OR IN PART, WAS FRAUDULENTLY INDUCED OR IS
OTHERWISE VOID OR VOIDABLE). MAKER REPRESENTS THAT NO
ORAL OR WRITTEN STATEMENTS HAVE BEEN MADE BY ANY PARTY
TO INCLUDE THIS SUBMISSION OR JURISDICTION AND WAIVER OF
TRAIL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS STATED
EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN
REPRESENTED BY INDEPENDENT COUNSEL, SELECTED BY ITS OWN
FREE WILL, IN SIGNING THIS NOTE AND IN THE MAMNG OF THIS
WAIVER AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS
WAIVER WITH SUCH COUNSEL. THIS PROVISION IS A MATERIAL
INDUCEMENT FOR PAYEE TO ENTER INTO THIS TRANSACTION AND
THE VARIOUS DOCUMENTS RELATED THERETO.

Maker acknowledges that this Note and Security Agreement (any attachments affixed thereto by the Commission with the permission and knowledge of the Maker/Debtor), along with the then-
current applicable Commission orders and regulations and the Communications Act of 1934, as amended, set forth the entire agreement, written and oral, of the parties, and all
inconsistent prior statements, understandings, notices, representations and agreements between the parties, oral or written, are superseded by and merged in this Note, the
Security Agreement or other documents evidencing or securing the debt transaction evidenced hereby. Except as otherwise expressly provided herein, all of Payee's representations, warranties, covenants and agreements in this Note and Security Agreement shall merge in the documents and agreements executed by the Maker and shall not survive said execution.
If any provision or part of this Note and/or the Security Agreement shall for any reason be held or deemed to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note and this
Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and the remaining provisions of this Note shall remain in full force and effect. The enforceability of the Note and/or the Security Agreement do not alter the rights and obligations of the Maker and Payee under the Communications Act of 1934, as amended, or under the then-applicable orders and regulations of the Commission, as amended.
Any notice demand or request hereunder shall be given in the manner set forth in the
Security Agreement.
This Note shall be governed by and construed in accordance with the Communications Act of
1934, as amended, the then-applicable orders and regulations of the Commission, and federal law. Nothing in this Note shall be deemed to modify any then-applicable orders
and
regulations of the Commission, and nothing in this Note shall be deemed to release the Maker from compliance therewith. This Note may not be changed, modified, waived, terminated or discharged orally, but only by an agreement in writing executed by the party against whom enforcement of any such change, modification, waiver, termination, or discharge is sought.
Maker represents and warrants that any statements made by or on behalf of Maker in
connection with this Note: (I) are true and accurate in all material respects; and (ii) do not omit any material facts or information that would make such statement misleading in the context of Payee's evaluation of the note, and acknowledges and agrees that Payee is entitled to and his relied on such statements in agreeing to the Note.
Payee shall have the right at any time to assign, endorse, pledge, convey or otherwise transfer this Note and all of the other loan documents to any party. From and after the date of such assignment, endorsement, pledge, conveyance or other transfer, such transferee shall be entitled to exercise any and all rights and remedies of Payee hereunder. Maker shall not assign, convey or otherwise transfer its rights and obligations hereunder without the prior written consent of the Commission.
Date:    11-26-96  21st Century Telesis Joint Venture
[NAME OF MAKER]


By:Philip J.Chasmar
Its: Secretary

License Number:  PBBO43C
INSTALLMENT PLAN C AMORTIZATION SCHEDULE for Federal Communications Commission Broadband Personal Communications Service, C-Block
Licenses
(Interest-only Payments for the First Six Years)

Orig Balance  Orig Rate Term (yrs)     1st PMT   Future Value
$6,212,028.38 7.00%     10   Dec-96    $0
Pmt#     Date      YrRate    P&I Payment    Principal      Interest  Extra
New
Balance  Cum. Interest  Yearly Total Amt
                             Prin (Prin Only)
1   Dec-96    7.00%     $125,091.53    $0.00     $125,091.53    $0.00     $6,212
,028.38  $125,091.53    $125,091.53
2   Mar-97    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $233,802.03    $108,710.50
3   Jun-97    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $342,512.52    $217,420.99
4   Sep-97    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $451,223.02    $326,131.49
5   Dec-97    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $559,933.52    $434,841.99
6   Mar-98    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $668,644.01    $108,710.50
7   Jun-98    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $777,354.51    $217,420.99
8   Sep-98    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $886,065.01    $326,131.49
9   Dec-98    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $994,775.50    $434,841.99
10  Mar-99    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $1,103,486.00  $108,710.50
11  Jun-99    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $1,212,196.50  $217,420.99
12  Sep-99    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $1,320,906.99  $326,131.49
13  Dec-99    7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $1,429,617.49  $434,841.99
14  Mar-2000  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $1,538,327.99  $108,710.50
15  Jun-2000  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $1,647,038.48  $217,420.99
16  Sep-2000  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $1,755,748.98  $326,131.49
17  Dec-2000  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $1,864,459.48  $434,841.99
18  Mar-2001  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $1,973,169.97  $108,710.50
19  Jun-2001  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $2,081,880.47  $217,420.99
20  Sep-2001  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $2,190,590.97  $326,131.49
21  Dec-2001  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $2,299,301.46  $434,841.99
22  Mar-2002  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $2,408,011.96  $108,710.50
23  Jun-2002  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $2,516,722.46  $217,420.99
24  Sep-2002  7.00%     $108,710.50    $0.00     $108,710.50    $0.00     $6,212
,028.38  $2,625,432.95  $326,131.49
25  Dec-2002  7.00%     $448,505.82    $339,795.32    $108,710.50    $0.00
$5,87
2,233.06 $2,734,143.45  $434,841.99
26  Mar-2003  7.00%     $448,505.82    $345,741.74    $102,764.08    $0.00
$5,52
6,491.32 $2,836,907.53  $102,764.08
27  Jun-2003  7.00%     $448,505.82    $351,792.22    $96,713.60     $0.00
$5,17
4,699.10 $2,933,621.13  $199,477.68
28  Sep-2003  7.00%     $448,505.82    $357,948.59    $90,557.23     $0.00
$4,81
6,750.51 $3,024,178.36  $290,034.91
29  Dec-2003  7.00%     $448,505.82    $364,212.69    $84,293.13     $0.00
$4,45
2,537.82 $3,108,471.49  $374,328.04
30  Mar-2004  7.00%     $448,505.82    $370,586.41    $77,919.41     $0.00
$4,08
1,951.41 $3,186,390.90  $77,919.41
31  Jun-2004  7.00%     $448,505.82    $377,071.67    $71,434.15     $0.00
$3,70
4,879.74 $3,257,825.05  $149,353.56
32  Sep-2004  7.00%     $448,505.82    $383,670.42    $64,835.40     $0.00
$3,32
1,209.32 $3,322,660.45  $214,188.96
33  Dec-2004  7.00%     $448,505.82    $390,384.66    $58,121.16     $0.00
$2,93
0,824.66 $3,380,781.61  $272,310.12
34  Mar-2005  7.00%     $448,505.82    $397,216.39    $51,289.43     $0.00
$2,53
3,608.27 $3,432,071.04  $51,289.43
35  Jun-2005  7.00%     $448,505.82    $404,167.68    $44,338.14     $0.00
$2,12
9,440.59 $3,476,409.18  $95,627.57
36  Sep-2005  7.00%     $448,505.82    $411,240.61    $37,265.21     $0.00
$1,71
8,199.98 $3,513,674.39  $132,892.78
37  Dec-2005  7.00%     $448,505.82    $418,437.32    $30,068.50     $0.00
$1,29
9,762.66 $3,543,742.89  $30,068.50
38  Mar-2006  7.00%     $448,505.82    $425,759.97    $22,745.85     $0.00
$874,
002.69   $3,566,488.74  $52,814.35
39  Jun-2006  7.00%     $448,505.82    $433,210.77    $15,295.05     $0.00
$440,
791.92   $3,581,783.79  $68,109.40
40  Sep-2006  7.00%     $447,470.22    $440,791.92    $6,678.30 $0.00     $0.00
    $3,588,462.09  $74,787.70


License Grant date: September 17, 1996
First and last payments prorated based on the above license grant date.
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